Exhibit 10.3

ETF MANAGERS GROUP COMMODITY TRUST I

Amendment No. 3 to Marketing Agent Agreement

THIS AGREEMENT is made and entered into as of this 30th day of March, 2023 on behalf of ETF MANAGERS GROUP COMMODITY TRUST I, a Delaware statutory trust (the “Trust”), by and between ETF MANAGERS CAPITAL, LLC, a Delaware limited liability company (the “Sponsor”), and ETFMG Financial LLC, a Delaware limited liability company (the “Marketing Agent”).

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Marketing Agent is a broker-dealer registered with the Securities and Exchange Commission and is regulated by the Financial Industry Regulatory Authority as a FINRA member firm; and

WHEREAS, the Sponsor and the Marketing Agent have entered into an agreement dated March 1, 2017 (the “Agreement”) whereby the Marketing Agent has agreed to provide certain services to each series of the Trust listed on Schedule B (as amended from time to time) (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the parties wish to amend Schedule B of the Agreement to include a new separate series of the Trust, the Breakwave Tanker Shipping ETF;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Schedule B is hereby amended to include the following fund: Breakwave Tanker Shipping ETF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ETF MANAGERS GROUP COMMODITY TRUST I	ETFMG FINANCIAL LLC

By ETF Managers Capital, on behalf of the Trust

/s/ Samuel Masucci, III	/s/ Samuel Masucci, III
Samuel Masucci, III	Samuel Masucci, III
President	Chief Executive Officer